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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) May 9, 1996
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                WORLD FINANCIAL NETWORK NATIONAL BANK
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       (Exact Name of Registrant as Specified in its Charter)



                           United States
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         (State or Other Jurisdiction of Incorporation)


         333-998                                34-1610866
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  (Commission File Number)           (I.R.S. Employer Identification No.)


4590 East Broad Street, Columbus, Ohio                       43213
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(Address of Principal Executive Offices)                   (Zip Code)


                             (614) 755-5000
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          (Registrant's Telephone Number, Including Area Code)


                              Not Applicable
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        (Forme Name or Former Address, if Changed Since Last Report)



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Item 5.    Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.      Document Description
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1.1        Class A Underwriting Agreement, Series 1996-A, between World
           Financial Network National Bank ("WFN") and CS First Boston Corporation, as Representative of the Several Underwriters, dated as of April 25, 1996.

           Class B Underwriting Agreement, Series 1996-A, between WFN and CS First Boston Corporation, as Representative of the Several Underwriters, dated as of April 25, 1996.

           Class A Underwriting Agreement, Series 1996-B, between WFN and CS First Boston Corporation, as Representative of the Several Underwriters, dated as of April 25, 1996.

           Class B Underwriting Agreement, Series 1996-B, between WFN and CS First Boston Corporation, as Representative of the Several Underwriters, dated as of April 25, 1996.

4.2 Series 1996-A Supplement between WFN and the Trustee, dated as of May 9, 1996.

           Series 1996-B Supplement between WFN and the Trustee, dated as of May 9, 1996.

8.1 Opinion of Mayer, Brown & Platt with respect to tax matters dated May 9, 1996.

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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WORLD FINANCIAL NETWORK NATIONAL BANK
                            (Registrant)




Dated:  May 15, 1996        By:/s/  Dan T. Groomes
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                            Name:  Dan T. Groomes
                            Title: Vice President - Finance,
                                   Assistant Secretary and Cashier

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                            INDEX TO EXHIBITS



Exhibit                                                        Sequential
  No.           Document Description                           Page No.
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1.1           Class A Underwriting Agreement, Series 1996-A,
              between World Financial Network National Bank
              ("WFN") and CS First Boston Corporation, as
              Representative of the Several Underwriters, dated as of April 25, 1996.

              Class B Underwriting Agreement, Series 1996-A, between WFN and CS First Boston Corporation, as
              Representative of the Several Underwriters, dated as of April 25, 1996.

              Class A Underwriting Agreement, Series 1996-B, between WFN and CS First Boston Corporation, as
              Representative of the Several Underwriters, dated as of April 25, 1996.

              Class B Underwriting Agreement, Series 1996-B, between WFN and CS First Boston Corporation, as
              Representative of the Several Underwriters, dated as of April 25, 1996.

4.2           Series 1996-A Supplement between WFN and the
              Trustee, dated as of May 9, 1996.

              Series 1996-B Supplement between WFN and the
              Trustee, dated as of May 9, 1996.

8.1 Opinion of Mayer, Brown & Platt with respect to tax matters dated May 9, 1996.